UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2005

Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-104283-24 (Commission File Number)	13-3291626 (IRS Employer Identification No.)
1585 Broadway, New York, New York (Address of principal executive offices)	10036 (Zip Code)

Registrant's telephone number, including area code 212-761-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-IQ9, which was made on April 15, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.4 of the Pooling and Servicing Agreement for the distribution on April 15, 2005.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS PAYING AGENT UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF MORGAN STANLEY CAPITAL I INC., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: April 20, 2005
Morgan Stanley Capital I Inc.
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
ABN AMRO Acct: 722380.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Administrator:
Nick Xeros 312.904.0708
nick.xeros@abnamro.com
Analyst:
Dinsmore Sohn 714.259.6258
dinsmore.sohn@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Delinquent Loan Detail
Historical Collateral Prepayment
Loan Level Detail
Mortgage Loan Characteristics
Page 2-4
Page 5-7

Page 14-24
Page 25-27
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail
Realized Loss Detail
Appraisal Reduction Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
MSC05IQ9
MSC05IQ9_200504_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
24-Feb-05
15-Mar-05
17-Jul-56
Parties to The Transaction
Depositor: Morgan Stanley Capital I Inc.
Underwriter: Morgan Stanley & Co. Incorporated/Greenwich Capital Markets, Inc./IXIS Securities North America Inc.
Master Servicer: Wells Fargo Bank, National Association/NCB, FSB
Special Servicer: Midland Loan Services, Inc./National Consumer Cooperative Bank
Rating Agency: Fitch Ratings/Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.wellsfargo.com/cms
www.etrustee.net

13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.971297%
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Morgan Stanley Capital I Inc.
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
127
REMIC III
Statement Date:
ABN AMRO Acct: 722380.1
983.770805797
13.103786795
0.000000000
970.667019002
3.271038003
Fixed
0.00
0.00
0.000000000
3.99000000%
0.000000000
61745M2A0
A-1
62,100,000.00
813,745.16
0.00
60,278,421.88
203,131.46
61,092,167.04
1000.000000000
0.000000000
0.000000000
1000.000000000
3.583333304
Fixed
0.00
0.00
0.000000000
4.30000000%
0.000000000
61745M2B8
A-2
112,600,000.00
0.00
0.00
112,600,000.00
403,483.33
112,600,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.783333333
Fixed
0.00
0.00
0.000000000
4.54000000%
0.000000000
61745M2C6
A-3
194,700,000.00
0.00
0.00
194,700,000.00
736,615.00
194,700,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.883333369
Fixed
0.00
0.00
0.000000000
4.66000000%
0.000000000
61745M2D4
A-4
94,400,000.00
0.00
0.00
94,400,000.00
366,586.67
94,400,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.758333333
Fixed
0.00
0.00
0.000000000
4.51000000%
0.000000000
61745M2E2
A-AB
43,800,000.00
0.00
0.00
43,800,000.00
164,615.00
43,800,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.916666674
Fixed
0.00
0.00
0.000000000
4.70000000%
0.000000000
61745M2F9
A-5
446,242,000.00
0.00
0.00
446,242,000.00
1,747,781.17
446,242,000.00
998.837766579
1.104129643
0.000000000
997.733636936
3.878820007
Fixed
0.00
0.00
0.000000000
4.66000000%
0.000000000
61745M2G7
A-1A
271,561,000.00
299,838.55
0.00
270,945,544.18
1,053,336.24
271,245,382.73
1000.000000000
0.000000000
0.000000000
1000.000000000
3.974999962
Fixed
0.00
0.00
0.000000000
4.77000000%
0.000000000
61745M2H5
A-J
130,199,000.00
0.00
0.00
130,199,000.00
517,541.02
130,199,000.00
999.135990592
0.000000000
0.000000000
998.408991736
0.053973913
0.00
0.00
0.000000000
0.06482471%
0.000000000
N
61745M2R3/U6176PQG4
X-1
1,531,754,420.00
0.00
0.00
1,529,317,386.06
82,674.78
1,530,430,969.77
1000.000000000
0.000000000
0.000000000
1000.000000000
1.003154582
0.00
0.00
0.000000000
1.20378550%
0.000000000
N
61745M2S1/U6176PQH2
X-2
1,491,944,000.00
0.00
0.00
1,491,944,000.00
1,496,650.46
1,491,944,000.00
999.074225042
0.000000000
0.000000000
998.360595320
0.127058861
0.00
0.00
0.000000000
0.15261190%
0.000000000
N
61745M2T9/U6176PQJ8
X-Y
168,257,608.00
0.00
0.00
167,981,765.69
21,378.62
168,101,839.32
1000.000000000
0.000000000
0.000000000
1000.000000000
4.050000000
Fixed
0.00
0.00
0.000000000
4.86000000%
0.000000000
61745M2J1
B
32,550,000.00
0.00
0.00
32,550,000.00
131,827.50
32,550,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.091666957
Fixed
0.00
0.00
0.000000000
4.91000000%
0.000000000
61745M2K8
C
11,488,000.00
0.00
0.00
11,488,000.00
47,005.07
11,488,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.166666791
Fixed
0.00
0.00
0.000000000
5.00000000%
0.000000000
61745M2L6
D
26,806,000.00
0.00
0.00
26,806,000.00
111,691.67
26,806,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.258333225
N/A
0.00
0.00
0.000000000
5.11000000%
0.000000000
61745M2M4/U6176PQK5
E
15,317,000.00
0.00
0.00
15,317,000.00
65,224.89
15,317,000.00
13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.971297%
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Morgan Stanley Capital I Inc.
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
127
REMIC III
Statement Date:
ABN AMRO Acct: 722380.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.450000000
N/A
0.00
0.00
0.000000000
5.34000000%
0.000000000
61745M2N2/U6176PQL3
F
15,318,000.00
0.00
0.00
15,318,000.00
68,165.10
15,318,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.591666957
N/A
0.00
0.00
0.000000000
5.51000000%
0.000000000
61745M2P7/U6176PQM1
G
11,488,000.00
0.00
0.00
11,488,000.00
52,749.07
11,488,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.839804434
5.685418002%
0.00
0.00
0.000000000
5.80776558%
0.000000000
61745M2Q5/U6176PQN9
H
17,232,000.00
0.00
0.00
17,232,000.00
83,399.51
17,232,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.841666086
N/A
0.00
0.00
0.000000000
4.61000000%
0.000000000
61745M2U6/U6176PQP4
J
5,744,000.00
0.00
0.00
5,744,000.00
22,066.53
5,744,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.841667319
N/A
0.00
0.00
0.000000000
4.61000000%
0.000000000
61745M2V4/U6176PQQ2
K
7,659,000.00
0.00
0.00
7,659,000.00
29,423.33
7,659,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.841666086
N/A
0.00
0.00
0.000000000
4.61000000%
0.000000000
61745M2W2/U6176PQR0
L
5,744,000.00
0.00
0.00
5,744,000.00
22,066.53
5,744,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.841666086
N/A
0.00
0.00
0.000000000
4.61000000%
0.000000000
61745M2X0/U6176PQS8
M
5,744,000.00
0.00
0.00
5,744,000.00
22,066.53
5,744,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.841665796
N/A
0.00
0.00
0.000000000
4.61000000%
0.000000000
61745M2Y8/U6176PQT6
N
3,830,000.00
0.00
0.00
3,830,000.00
14,713.58
3,830,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.841666086
N/A
0.00
0.00
0.000000000
4.61000000%
0.000000000
61745M2Z5/U6176PQU3
O
5,744,000.00
0.00
0.00
5,744,000.00
22,066.53
5,744,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.841666652
N/A
0.00
0.00
0.000000000
4.61000000%
0.000000000
61745M3A9/U6176PQV1
P
11,488,420.00
0.00
0.00
11,488,420.00
44,134.68
11,488,420.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSU009
R-III
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
1,531,754,420.00
1,530,430,969.77
8,643,977.98
Total
1,529,317,386.06
1,113,583.71
0.00
7,530,394.27
13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.971297%
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Morgan Stanley Capital I Inc.
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
127
GRANTOR TRUST
Statement Date:
ABN AMRO Acct: 722380.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSU012
EI
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
ABN AMRO Acct: 722380.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
6,683,637.63
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
7,605,723.69
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
7,532,219.97
)
(1,825.70
0.00
0.00
0.00
)
(1,825.70
899,089.86
214,493.85
1,113,583.71
0.00
0.00
0.00
0.00
0.00
0.00
1,113,583.71
8,645,803.68
8,643,977.98
1,530,431,136.62
242
1,113,583.71
0.00
0
0.00
0.00
0
0.00
0
1,529,317,552.91
242
148,706.09
666,368.58
214,493.85
922,086.06
214,493.85
922,086.06
73,503.72
0.00
0.00
9,825.42
83,329.14
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(73,503.72
7,530,394.27
Interest Not Advanced (
Current Period
)
0.00
922,086.06
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(666,368.58
)
(148,706.09
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
ABN AMRO Acct: 722380.1
Statement Date:
Cash Reconciliation Summary Pool 1
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
5,257,960.09
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
5,954,955.35
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
5,900,675.04
)
(1,507.82
0.00
0.00
0.00
)
(1,507.82
634,553.32
179,191.84
813,745.16
0.00
0.00
0.00
0.00
0.00
0.00
813,745.16
6,714,420.20
6,712,912.37
1,259,185,416.80
169
813,745.16
0.00
0
0.00
0.00
0
0.00
0
1,258,371,671.64
169
112,889.21
490,918.38
179,191.84
696,995.26
179,191.84
696,995.26
54,280.32
0.00
0.00
6,469.67
60,749.99
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(54,280.32
5,899,167.21
Interest Not Advanced (
Current Period
)
0.00
696,995.26
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(490,918.38
)
(112,889.21
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
ABN AMRO Acct: 722380.1
Statement Date:
Cash Reconciliation Summary Pool 2
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,425,677.54
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
1,650,768.34
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
1,631,544.93
)
(317.87
0.00
0.00
0.00
)
(317.87
264,536.54
35,302.01
299,838.55
0.00
0.00
0.00
0.00
0.00
0.00
299,838.55
1,931,383.48
1,931,065.61
271,245,719.82
73
299,838.55
0.00
0
0.00
0.00
0
0.00
0
270,945,881.27
73
35,816.88
175,450.20
35,302.01
225,090.80
35,302.01
225,090.80
19,223.41
0.00
0.00
3,355.75
22,579.16
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(19,223.41
1,631,227.06
Interest Not Advanced (
Current Period
)
0.00
225,090.80
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(175,450.20
)
(35,816.88
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

Morgan Stanley Capital I Inc.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
ABN AMRO Acct: 722380.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
A-1
30
203,131.46
203,131.46
203,131.46
0.00
20.00%
20.03%
30/360
3.990000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
403,483.33
403,483.33
403,483.33
0.00
20.00%
20.03%
30/360
4.300000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
736,615.00
736,615.00
736,615.00
0.00
20.00%
20.03%
30/360
4.540000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
366,586.67
366,586.67
366,586.67
0.00
20.00%
20.03%
30/360
4.660000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-AB
30
164,615.00
164,615.00
164,615.00
0.00
20.00%
20.03%
30/360
4.510000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-5
30
1,747,781.17
1,747,781.17
1,747,781.17
0.00
20.00%
20.03%
30/360
4.700000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1A
30
1,053,336.24
1,053,336.24
1,053,336.24
0.00
20.00%
20.03%
30/360
4.660000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-J
30
517,541.02
517,541.02
517,541.02
0.00
11.50%
11.52%
30/360
4.770000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-1
30
82,674.78
82,674.78
82,674.78
0.00
NA
NA
30/360
0.064824706%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-2
30
1,496,650.46
1,496,650.46
1,496,650.46
0.00
NA
NA
30/360
1.203785499%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-Y
30
21,378.62
21,378.62
21,378.62
0.00
NA
NA
30/360
0.152611896%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
131,827.50
131,827.50
131,827.50
0.00
9.38%
9.39%
30/360
4.860000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
47,005.07
47,005.07
47,005.07
0.00
8.63%
8.64%
30/360
4.910000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
111,691.67
111,691.67
111,691.67
0.00
6.88%
6.89%
30/360
5.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
65,224.89
65,224.89
65,224.89
0.00
5.88%
5.88%
30/360
5.110000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
68,165.10
68,165.10
68,165.10
0.00
4.88%
4.88%
30/360
5.340000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
52,749.07
52,749.07
52,749.07
0.00
4.13%
4.13%
30/360
5.510000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
83,399.51
83,399.51
83,399.51
0.00
3.00%
3.00%
30/360
5.807765578%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
22,066.53
22,066.53
22,066.53
0.00
2.63%
2.63%
30/360
4.610000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
29,423.33
29,423.33
29,423.33
0.00
2.13%
2.13%
30/360
4.610000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
22,066.53
22,066.53
22,066.53
0.00
1.75%
1.75%
30/360
4.610000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
22,066.53
22,066.53
22,066.53
0.00
1.38%
1.38%
30/360
4.610000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
14,713.58
14,713.58
14,713.58
0.00
1.13%
1.13%
30/360
4.610000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
22,066.53
22,066.53
22,066.53
0.00
0.75%
0.75%
30/360
4.610000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
44,134.68
44,134.68
44,134.68
0.00
0.00%
0.00%
30/360
4.610000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
7,530,394.27
7,530,394.27
7,530,394.27
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
ABN AMRO Acct: 722380.1
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 722380.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Apr-05
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Mar-05
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 722380.1
Series 2005-IQ9
15-Apr-05
242
100.00%
1,529,317,553
99.84%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
127
240
5.97%
5.89%
0
0
0
0
15-Mar-05
242
100.00%
1,530,431,137
99.91%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
128
241
5.60%
5.52%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
ABN AMRO Acct: 722380.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
7-Mar-05
648,659.88
648,659.88
0.00
A
3
1-Mar-05
66,879.19
66,879.19
0.00
A
19
5-Mar-05
62,804.76
62,804.76
0.00
A
22
1-Mar-05
45,387.02
45,387.02
0.00
A
41
1-Mar-05
28,192.95
28,192.95
0.00
A
60
1-Mar-05
27,701.36
27,701.36
0.00
B
67
1-Mar-05
21,653.66
21,653.66
0.00
A
85
1-Mar-05
30,824.03
30,824.03
0.00
B
87
1-Mar-05
27,585.85
27,585.85
0.00
A
90
1-Mar-05
28,035.21
28,035.21
0.00
A
96
1-Mar-05
21,797.80
21,797.80
0.00
A
111
1-Mar-05
16,161.07
16,161.07
0.00
A
125
1-Mar-05
13,044.82
13,044.82
0.00
A
138
1-Mar-05
11,026.43
11,026.43
0.00
A
149
1-Mar-05
15,417.81
15,417.81
0.00
A
161
1-Mar-05
10,867.38
10,867.38
0.00
A
163
1-Mar-05
12,779.83
12,779.83
0.00
B
170
1-Mar-05
8,493.17
8,493.17
0.00
A
177
1-Mar-05
8,583.09
8,583.09
0.00
A
178
1-Mar-05
9,341.83
9,341.83
0.00
A
183
1-Mar-05
12,537.54
12,537.54
0.00
B
214
1-Mar-05
5,265.21
5,265.21
0.00
A
226
1-Mar-05
3,540.03
3,540.03
0.00
A
232
1,136,579.91
1,136,579.91
Total
13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
ABN AMRO Acct: 722380.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
ABN AMRO Acct: 722380.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NY
5.74800%
8-Oct-14
MSC5IQ9A
Office
0.00
146,250,000
723,889
1
XX
5.75242%
5-Dec-14
MSC5IQ9A
Retail
0.00
134,500,000
666,242
2
TX
5.03000%
7-Dec-11
MSC5IQ9A
Retail
0.00
120,435,136
651,774
A
3
NY
5.28000%
11-Jul-13
MSC5IQ9A
Office
0.00
75,000,000
341,000
4
CA
5.11500%
8-Jan-35
MSC5IQ9A
Office
0.00
41,540,000
182,966
5A
CA
5.11500%
8-Jan-35
MSC5IQ9A
Office
0.00
25,460,000
112,141
5B
NY
5.05000%
1-Feb-10
MSC5IQ9A
Office
0.00
65,500,000
284,834
6
MA
5.40000%
10-Oct-14
MSC5IQ9A
Multifamily
0.00
24,050,000
108,225
7
AZ
5.58000%
1-Nov-31
MSC5IQ9A
Office
0.00
23,097,564
139,040
8
NY
4.55000%
1-Feb-10
MSC5IQ9A
Retail
0.00
20,755,300
78,697
9
CA
6.04000%
10-Oct-14
MSC5IQ9A
Multifamily
0.00
16,400,958
99,351
10
PA
5.39000%
10-Oct-14
MSC5IQ9A
Retail
0.00
15,800,000
70,968
11
CA
5.99000%
10-Jul-14
MSC5IQ9A
Office
0.00
15,355,657
95,369
12
DC
5.40000%
10-Jul-14
MSC5IQ9B
Multifamily
0.00
14,782,641
91,219
13
AZ
5.56000%
1-Oct-11
MSC5IQ9A
Health care
0.00
14,707,427
84,591
14
CA
5.42000%
3-Feb-15
MSC5IQ9A
Office
0.00
14,665,023
82,729
15
FL
7.46000%
1-Jul-17
MSC5IQ9B
Multifamily
0.00
14,318,000
102,522
16
28-Feb-05
NY
5.98000%
1-Jul-14
MSC5IQ9C
Other
3.58
13,500,000
67,275
17
KY
5.17000%
1-Jan-12
MSC5IQ9A
Office
0.00
12,935,879
77,290
18
28-Feb-05
IL
5.80000%
1-Dec-14
MSC5IQ9D
Other
4.22
12,472,541
67,739
A
19
GA
5.52000%
5-Jan-15
MSC5IQ9A
Retail
0.00
12,458,919
71,131
20
FL
7.50000%
10-Jul-18
MSC5IQ9B
Multifamily
0.00
11,563,281
85,165
21
CA
5.34000%
5-Jan-15
MSC5IQ9A
Retail
0.00
11,361,253
63,588
A
22
13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
ABN AMRO Acct: 722380.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
5.43700%
1-Jan-15
MSC5IQ9A
Office
0.00
11,250,000
52,671
23
FL
5.79000%
1-Dec-14
MSC5IQ9A
Lodging
0.00
10,935,747
69,468
24
CA
5.45280%
1-Nov-14
MSC5IQ9A
Office
0.00
10,883,534
73,400
25
FL
5.60900%
5-Feb-15
MSC5IQ9A
Industrial
0.00
10,400,000
50,232
26
TX
5.62000%
1-Jul-14
MSC5IQ9A
Office
0.00
10,106,435
58,685
27
TX
5.25000%
5-Dec-09
MSC5IQ9A
Multifamily
0.00
10,000,000
45,208
28
MD
5.28400%
5-Jan-15
MSC5IQ9A
Office
0.00
9,700,000
44,136
29
GA
5.42000%
5-Jan-15
MSC5IQ9A
Multifamily
0.00
8,969,863
50,650
30
SC
5.79000%
1-Dec-14
MSC5IQ9A
Lodging
0.00
8,798,305
55,890
31
FL
7.46000%
10-Jul-17
MSC5IQ9B
Multifamily
0.00
8,686,114
62,196
32
MI
7.92000%
10-Oct-17
MSC5IQ9B
Multifamily
0.00
8,607,623
66,412
33
TX
8.51000%
10-Jun-20
MSC5IQ9B
Multifamily
0.00
8,596,173
67,729
34
CA
5.50000%
1-Oct-11
MSC5IQ9A
Office
0.00
8,460,000
40,068
35
WI
5.68000%
1-Oct-12
MSC5IQ9A
Industrial
0.00
8,266,556
48,184
36
28-Feb-05
GA
5.85000%
1-Oct-14
MSC5IQ9D
Other
3.24
7,577,675
45,379
37
CA
5.18000%
1-Jan-10
MSC5IQ9A
Industrial
0.00
7,124,965
39,173
38
TX
5.15000%
5-Dec-11
MSC5IQ9A
Multifamily
0.00
6,900,000
30,600
39
CA
5.67000%
3-Jan-15
MSC5IQ9A
Industrial
0.00
6,877,954
39,917
40
TX
7.46000%
1-Apr-16
MSC5IQ9B
Multifamily
0.00
6,331,412
45,968
A
41
NV
5.85000%
10-Oct-14
MSC5IQ9A
Office
0.00
6,260,802
37,166
42
TX
5.15000%
5-Dec-11
MSC5IQ9A
Multifamily
0.00
6,160,000
27,318
43
MD
6.57000%
1-Jan-15
MSC5IQ9A
Retail
0.00
5,983,859
38,201
44
28-Feb-05
NY
5.30000%
1-Oct-14
MSC5IQ9C
Other
3.53
5,977,943
30,432
45
13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
ABN AMRO Acct: 722380.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
28-Feb-05
NY
5.64000%
1-Oct-19
MSC5IQ9C
Other
4.25
5,979,846
31,520
46
VA
5.41300%
1-Nov-14
MSC5IQ9A
Industrial
0.00
5,961,327
33,741
47
MD
5.35000%
1-Dec-14
MSC5IQ9A
Office
0.00
5,774,579
32,388
48
VA
7.88000%
10-Sep-17
MSC5IQ9B
Multifamily
0.00
5,629,201
41,821
49
OH
8.60000%
1-Dec-11
MSC5IQ9B
Multifamily
0.00
5,500,367
46,716
50
28-Feb-05
NY
5.62000%
1-Oct-14
MSC5IQ9D
Other
3.56
5,464,371
31,915
51
28-Feb-05
AK
6.85000%
1-Mar-14
MSC5IQ9A
Industrial
1.47
5,361,836
42,148
52
28-Feb-05
NY
5.42000%
1-Nov-14
MSC5IQ9C
Other
7.83
5,369,266
30,645
53
FL
5.79000%
1-Dec-14
MSC5IQ9A
Lodging
0.00
5,318,750
33,787
54
MD
5.34000%
5-Jan-10
MSC5IQ9A
Lodging
0.00
5,274,515
32,042
55
WV
9.39000%
1-Aug-16
MSC5IQ9B
Multifamily
0.00
4,112,518
36,270
56
WV
9.39000%
1-Aug-16
MSC5IQ9B
Multifamily
0.00
986,830
8,703
57
TX
8.33000%
10-Jun-18
MSC5IQ9B
Multifamily
0.00
5,024,235
38,602
58
NV
5.53000%
1-Feb-20
MSC5IQ9A
Industrial
0.00
4,964,133
40,934
59
NJ
5.56000%
1-Sep-14
MSC5IQ9A
Industrial
0.00
4,963,160
28,578
A
60
FL
5.62000%
1-Jul-14
MSC5IQ9A
Office
0.00
4,934,318
28,652
61
CA
6.70000%
10-Jan-19
MSC5IQ9B
Multifamily
0.00
4,932,180
32,264
62
TX
8.85000%
10-Sep-19
MSC5IQ9B
Multifamily
0.00
4,712,290
38,502
63
28-Feb-05
NY
5.46000%
1-Nov-19
MSC5IQ9C
Other
2.49
4,673,440
26,792
64
28-Feb-05
NY
5.88000%
1-Oct-14
MSC5IQ9D
Other
4.44
4,670,922
27,817
65
WA
8.51000%
10-Jan-13
MSC5IQ9B
Multifamily
0.00
4,640,684
38,789
66
CA
6.11000%
1-Jul-14
MSC5IQ9A
Office
0.00
4,586,817
28,057
B
67
NC
7.13000%
1-Jan-14
MSC5IQ9B
Multifamily
0.00
4,554,492
33,198
68
13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
ABN AMRO Acct: 722380.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
6.05000%
1-Aug-14
MSC5IQ9A
Office
0.00
4,540,629
27,577
69
UT
8.50000%
10-May-17
MSC5IQ9B
Multifamily
0.00
4,538,572
35,754
70
28-Feb-05
NY
5.81000%
1-Aug-14
MSC5IQ9C
Other
6.17
4,500,000
22,514
71
28-Feb-05
NY
5.19000%
1-Dec-14
MSC5IQ9C
Other
17.81
4,500,000
20,111
72
AZ
5.01200%
1-Dec-14
MSC5IQ9A
Retail
0.00
4,400,000
18,990
73
WI
6.59000%
10-Dec-17
MSC5IQ9B
Multifamily
0.00
4,340,429
28,455
74
28-Feb-05
NY
5.89000%
1-Jul-14
MSC5IQ9C
Other
3.26
4,280,230
23,575
75
MN
5.83000%
1-Aug-14
MSC5IQ9A
Industrial
0.00
4,266,155
25,313
76
OH
5.35000%
1-Jan-12
MSC5IQ9A
Retail
0.00
4,245,548
23,788
77
CA
5.53000%
1-Jan-15
MSC5IQ9A
Retail
0.00
4,080,841
25,251
78
TX
5.40000%
1-Dec-14
MSC5IQ9A
Retail
0.00
3,982,642
22,461
79
28-Feb-05
GA
5.95000%
1-Oct-14
MSC5IQ9D
Other
2.10
3,975,577
23,854
80
28-Feb-05
OH
6.35000%
1-Jul-14
MSC5IQ9D
Other
2.49
3,965,777
24,889
81
NJ
7.43000%
1-Jun-16
MSC5IQ9B
Multifamily
0.00
3,909,530
29,514
82
TN
7.23000%
10-Aug-16
MSC5IQ9B
Multifamily
0.00
3,830,876
28,357
83
GA
8.45000%
1-Jan-21
MSC5IQ9B
Multifamily
0.00
3,752,458
33,289
84
28-Feb-05
NY
6.59000%
1-Aug-19
MSC5IQ9C
Other
3.31
3,687,111
21,900
A
85
NC
7.52000%
10-Jun-17
MSC5IQ9B
Multifamily
0.00
3,647,653
27,323
86
GA
6.11000%
1-Sep-19
MSC5IQ9A
Retail
0.00
3,610,414
31,443
B
87
NV
5.63000%
1-Dec-11
MSC5IQ9A
Office
0.00
3,600,000
17,453
88
NJ
5.84000%
1-Aug-14
MSC5IQ9A
Retail
0.00
3,558,465
22,844
89
TN
8.22000%
10-Mar-17
MSC5IQ9B
Multifamily
0.00
3,499,538
27,907
A
90
IL
7.04000%
10-Nov-22
MSC5IQ9B
Multifamily
0.00
3,495,057
23,714
91
13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
ABN AMRO Acct: 722380.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
28-Feb-05
MD
5.87000%
1-Jan-15
MSC5IQ9A
Retail
1.64
3,489,232
20,693
92
TX
5.98300%
5-Jan-15
MSC5IQ9A
Multifamily
0.00
3,484,733
22,514
93
VA
8.77000%
1-Jul-12
MSC5IQ9A
Multifamily
0.00
3,419,075
29,161
94
SC
8.22000%
10-Jun-17
MSC5IQ9B
Multifamily
0.00
3,317,967
26,371
95
NH
9.07000%
1-Jan-17
MSC5IQ9B
Multifamily
0.00
3,310,728
28,339
A
96
CA
5.94000%
1-Aug-14
MSC5IQ9A
Self storage
0.00
3,274,621
19,658
97
UT
7.49000%
1-Feb-18
MSC5IQ9B
Multifamily
0.00
3,256,447
24,100
98
28-Feb-05
NY
6.00000%
1-Aug-14
MSC5IQ9D
Other
3.29
3,236,714
17,882
99
MN
6.25000%
1-Sep-14
MSC5IQ9A
Office
0.00
3,025,877
20,160
100
AZ
6.40000%
1-Sep-24
MSC5IQ9A
Industrial
0.00
3,005,230
22,561
101
VA
8.30000%
1-Jan-15
MSC5IQ9B
Multifamily
0.00
3,005,286
24,908
102
NC
8.02000%
10-Jun-16
MSC5IQ9B
Multifamily
0.00
2,988,862
22,790
103
28-Feb-05
NY
6.12000%
1-Sep-14
MSC5IQ9C
Other
7.05
2,989,636
16,758
104
28-Feb-05
AL
6.20000%
1-Aug-14
MSC5IQ9A
Retail
1.81
2,978,175
18,374
105
CA
5.98000%
1-Sep-14
MSC5IQ9A
Industrial
0.00
2,969,145
19,292
106
NY
6.38000%
1-Aug-24
MSC5IQ9A
Retail
0.00
2,949,420
22,156
107
VA
5.75000%
1-Oct-14
MSC5IQ9A
Self storage
0.00
2,833,960
17,992
108
TX
8.00000%
10-Jul-16
MSC5IQ9B
Multifamily
0.00
2,798,233
21,280
109
CA
8.06000%
1-Oct-17
MSC5IQ9B
Multifamily
0.00
2,784,503
21,741
110
NC
8.22000%
1-Jan-17
MSC5IQ9B
Multifamily
0.00
2,759,010
22,051
A
111
MS
8.47000%
1-Nov-14
MSC5IQ9B
Multifamily
0.00
2,731,861
23,004
112
MS
8.47000%
1-Nov-14
MSC5IQ9B
Multifamily
0.00
2,695,478
22,697
113
NM
7.81000%
10-Feb-17
MSC5IQ9B
Multifamily
0.00
2,691,868
19,996
114
13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
ABN AMRO Acct: 722380.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
28-Feb-05
VA
6.20000%
1-Aug-14
MSC5IQ9A
Office
1.89
2,670,654
17,728
115
GA
6.32000%
1-Sep-24
MSC5IQ9A
Retail
0.00
2,659,995
19,845
116
28-Feb-05
NY
5.27000%
1-Nov-14
MSC5IQ9C
Other
12.77
2,600,000
11,418
117
28-Feb-05
NY
5.28000%
1-Jan-15
MSC5IQ9C
Other
5.38
2,596,048
12,751
118
FL
5.90000%
1-Aug-19
MSC5IQ9A
0.00
2,565,484
22,135
119
WA
5.84000%
1-Nov-24
MSC5IQ9A
Office
0.00
2,571,046
18,388
120
PA
6.19000%
1-Oct-14
MSC5IQ9A
Office
0.00
2,541,883
18,731
121
NJ
6.36000%
5-Feb-15
MSC5IQ9A
Retail
0.00
2,489,157
18,434
122
28-Feb-05
NY
5.95000%
1-Dec-14
MSC5IQ9D
Other
20.44
2,500,000
12,396
123
NJ
5.71000%
1-Oct-14
MSC5IQ9A
Office
0.00
2,484,838
14,526
124
CA
6.31000%
1-Sep-14
MSC5IQ9A
Industrial
0.00
2,475,546
16,585
A
125
TX
8.49000%
1-May-19
MSC5IQ9B
Multifamily
0.00
2,473,656
19,667
126
FL
8.80000%
1-Nov-11
MSC5IQ9B
Multifamily
0.00
2,471,195
21,337
127
28-Feb-05
NY
5.60000%
1-Nov-19
MSC5IQ9A
Retail
1.46
2,455,509
20,560
128
VA
5.48000%
1-Jan-15
MSC5IQ9A
Industrial
0.00
2,388,700
14,709
129
28-Feb-05
NY
5.65000%
1-Nov-19
MSC5IQ9C
Other
5.47
2,386,890
13,973
130
AZ
5.49000%
1-Dec-14
MSC5IQ9A
Self storage
0.00
2,384,922
14,724
131
KS
8.98000%
1-Mar-15
MSC5IQ9B
Multifamily
0.00
2,333,187
20,321
132
AZ
5.53000%
1-Dec-14
MSC5IQ9A
Retail
0.00
2,310,481
14,319
133
VA
5.85000%
1-Oct-14
MSC5IQ9A
Office
0.00
2,293,891
16,456
134
28-Feb-05
NY
6.15000%
1-Nov-14
MSC5IQ9C
Other
4.50
2,294,399
12,896
135
28-Feb-05
NY
5.35000%
1-Dec-14
MSC5IQ9C
Other
11.11
2,289,573
12,844
136
MT
8.15000%
1-Apr-17
MSC5IQ9B
Multifamily
0.00
2,215,909
16,969
137
13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
ABN AMRO Acct: 722380.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
AL
6.01700%
1-Aug-14
MSC5IQ9A
Industrial
0.00
2,183,355
13,214
A
138
OK
6.37000%
1-Oct-29
MSC5IQ9A
Retail
0.00
2,181,772
14,676
139
WI
7.04000%
10-Apr-14
MSC5IQ9B
Multifamily
0.00
2,179,393
15,698
140
OK
8.04000%
10-Jan-18
MSC5IQ9B
Multifamily
0.00
2,169,764
16,301
141
TX
5.64000%
1-Jan-20
MSC5IQ9A
Industrial
0.00
2,077,559
17,315
142
28-Feb-05
NY
5.85000%
1-Dec-14
MSC5IQ9C
Other
3.07
2,081,310
14,962
143
MN
5.88000%
1-Nov-24
MSC5IQ9A
Office
0.00
2,076,723
14,900
144
NY
5.45000%
1-Oct-19
MSC5IQ9A
Retail
0.00
2,054,733
17,103
145
28-Feb-05
NY
6.07000%
1-Sep-14
MSC5IQ9C
Other
4.73
2,000,000
10,454
146
28-Feb-05
NY
5.72000%
1-Jul-14
MSC5IQ9C
Other
6.80
1,994,649
10,117
147
VA
5.69000%
1-Jan-25
MSC5IQ9A
Retail
0.00
1,986,466
13,973
148
CT
5.36000%
1-Nov-14
MSC5IQ9B
Multifamily
0.00
1,988,964
11,181
A
149
28-Feb-05
NY
5.90000%
1-Dec-24
MSC5IQ9D
Other
17.47
1,982,350
14,213
150
28-Feb-05
NY
6.32000%
1-Sep-14
MSC5IQ9C
Other
2.32
1,986,585
12,520
151
FL
5.93000%
1-Aug-19
MSC5IQ9A
Retail
0.00
1,974,395
17,067
152
28-Feb-05
MI
6.51000%
1-Aug-19
MSC5IQ9D
Other
4.70
1,978,446
13,630
153
NY
6.26000%
1-Sep-19
MSC5IQ9A
Mixed use
0.00
1,952,175
17,159
154
TX
5.35000%
1-Nov-14
MSC5IQ9A
Industrial
0.00
1,936,233
21,557
155
CA
7.96000%
10-Oct-16
MSC5IQ9B
Multifamily
0.00
1,934,701
14,620
156
28-Feb-05
NY
5.78000%
1-Oct-14
MSC5IQ9C
Other
14.57
1,900,000
9,152
157
UT
6.30000%
1-Oct-24
MSC5IQ9A
Self storage
0.00
1,875,877
13,943
158
FL
5.66000%
1-Oct-23
MSC5IQ9A
Retail
0.00
1,868,385
13,596
159
AZ
5.59000%
1-Nov-14
MSC5IQ9A
Office
0.00
1,865,111
10,752
160
13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
ABN AMRO Acct: 722380.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
UT
8.50000%
1-Feb-15
MSC5IQ9B
Multifamily
0.00
1,854,282
15,588
A
161
NM
8.04000%
10-Aug-17
MSC5IQ9B
Multifamily
0.00
1,855,020
13,995
162
NY
5.18000%
1-Nov-11
MSC5IQ9B
Multifamily
0.00
1,835,018
11,010
A
163
28-Feb-05
NY
6.32000%
1-Aug-14
MSC5IQ9D
Other
1.83
1,836,021
11,581
164
OH
6.50000%
1-Dec-18
MSC5IQ9A
Industrial
0.00
1,811,279
13,980
165
28-Feb-05
NY
6.32000%
1-Dec-14
MSC5IQ9C
Other
21.77
1,800,000
9,480
166
UT
5.72000%
1-Dec-14
MSC5IQ9A
Retail
0.00
1,789,077
11,291
167
28-Feb-05
NY
5.95000%
1-Nov-14
MSC5IQ9D
Other
3.52
1,790,864
10,734
168
MN
5.83000%
1-Aug-14
MSC5IQ9A
Industrial
0.00
1,785,832
10,596
169
OH
6.18000%
1-Sep-14
MSC5IQ9B
Multifamily
0.00
1,772,890
13,083
B
170
28-Feb-05
MI
6.37000%
1-Jul-14
MSC5IQ9D
Other
1.50
1,749,913
20,904
171
28-Feb-05
NY
5.37000%
1-Aug-14
MSC5IQ9C
Other
7.88
1,741,626
8,960
172
28-Feb-05
NY
5.64000%
1-Dec-14
MSC5IQ9C
Other
8.66
1,696,211
8,931
173
CA
6.40000%
1-Aug-24
MSC5IQ9A
Industrial
0.00
1,671,405
12,575
174
NM
5.75000%
10-Aug-16
MSC5IQ9A
Office
0.00
1,642,696
16,467
175
IN
6.20000%
1-Dec-14
MSC5IQ9A
Retail
0.00
1,640,900
12,049
176
28-Feb-05
NY
5.74000%
1-Dec-14
MSC5IQ9D
Other
6.77
1,596,432
8,603
A
177
28-Feb-05
NY
5.82000%
1-Nov-14
MSC5IQ9D
Other
2.95
1,595,551
8,693
A
178
28-Feb-05
NY
6.07000%
1-Jul-14
MSC5IQ9C
Other
5.59
1,594,784
8,661
179
UT
6.07000%
1-Oct-24
MSC5IQ9A
Retail
0.00
1,579,132
11,528
180
28-Feb-05
NY
5.74000%
1-Aug-14
MSC5IQ9C
Other
5.04
1,576,469
9,269
181
28-Feb-05
DC
6.00000%
1-Oct-19
MSC5IQ9D
Other
4.16
1,566,574
13,502
182
CO
6.02000%
1-Sep-14
MSC5IQ9A
Office
0.00
1,564,437
9,463
A
183
13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
ABN AMRO Acct: 722380.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MD
5.45000%
1-Jan-15
MSC5IQ9A
Industrial
0.00
1,529,284
10,550
184
UT
8.22000%
1-Jan-18
MSC5IQ9B
Multifamily
0.00
1,481,472
11,687
185
MI
6.07000%
1-Oct-19
MSC5IQ9A
Retail
0.00
1,468,845
12,715
186
SC
6.70000%
10-Jun-17
MSC5IQ9B
Multifamily
0.00
1,468,088
9,679
187
TX
8.85000%
10-Jan-20
MSC5IQ9B
Multifamily
0.00
1,461,955
11,908
188
PA
7.91000%
10-Mar-17
MSC5IQ9B
Multifamily
0.00
1,457,188
10,913
189
PA
5.44000%
1-Feb-10
MSC5IQ9A
Office
0.00
1,446,561
8,178
190
28-Feb-05
NY
6.32000%
1-Nov-14
MSC5IQ9C
Other
5.20
1,438,003
9,046
191
TX
5.99000%
1-Jan-15
MSC5IQ9A
Multifamily
0.00
1,433,725
9,269
192
FL
5.72000%
1-Dec-24
MSC5IQ9A
Office
0.00
1,387,383
9,805
193
28-Feb-05
NY
6.23000%
1-Jul-14
MSC5IQ9D
Other
2.89
1,387,746
8,602
194
FL
6.00000%
1-Sep-19
MSC5IQ9A
Industrial
0.00
1,365,792
11,814
195
IA
8.30000%
1-Dec-14
MSC5IQ9B
Multifamily
0.00
1,367,129
10,869
196
FL
5.08000%
1-Jan-12
MSC5IQ9A
Office
0.00
1,345,185
7,313
197
TX
5.79000%
1-Jan-25
MSC5IQ9A
Industrial
0.00
1,340,971
9,509
198
GA
5.70000%
1-Sep-19
MSC5IQ9A
Industrial
0.00
1,316,188
11,174
199
28-Feb-05
NY
6.46000%
1-Dec-14
MSC5IQ9C
Other
3.69
1,295,152
8,259
200
28-Feb-05
NY
5.99000%
1-Dec-14
MSC5IQ9C
Other
7.85
1,294,713
7,855
201
28-Feb-05
NY
5.84000%
1-Aug-14
MSC5IQ9C
Other
7.73
1,294,506
7,081
202
GA
5.87000%
1-Nov-14
MSC5IQ9A
Retail
0.00
1,285,574
9,216
203
ND
5.50000%
1-Feb-20
MSC5IQ9A
Industrial
0.00
1,191,370
9,805
204
28-Feb-05
NY
5.16000%
1-Dec-14
MSC5IQ9C
Other
5.41
1,196,906
5,972
205
28-Feb-05
NY
5.87000%
1-Nov-19
MSC5IQ9C
Other
3.35
1,196,849
6,494
206
13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
ABN AMRO Acct: 722380.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
5.85000%
1-Sep-14
MSC5IQ9A
Retail
0.00
1,191,665
7,079
207
TX
5.53000%
1-Dec-19
MSC5IQ9A
Office
0.00
1,182,704
9,824
208
FL
6.10000%
1-Oct-24
MSC5IQ9A
Retail
0.00
1,184,404
8,667
209
TX
5.64000%
1-Jan-20
MSC5IQ9A
Retail
0.00
1,137,711
9,482
210
28-Feb-05
NY
5.87000%
1-Dec-14
MSC5IQ9D
Other
5.15
1,097,695
5,953
211
28-Feb-05
NY
5.97000%
1-Nov-14
MSC5IQ9C
Other
3.38
1,094,438
6,574
212
IN
5.66000%
1-Dec-14
MSC5IQ9A
Office
0.00
1,093,264
6,860
213
NC
5.45000%
1-Mar-14
MSC5IQ9A
Retail
0.00
1,076,318
12,723
B
214
28-Feb-05
NY
5.68000%
1-May-14
MSC5IQ9C
Other
9.30
1,087,163
6,426
215
28-Feb-05
NY
6.12000%
1-Sep-14
MSC5IQ9C
Other
5.69
1,042,739
6,377
216
28-Feb-05
NJ
5.85000%
1-Dec-14
MSC5IQ9A
Office
2.13
1,025,918
6,076
217
TX
5.63000%
1-Nov-14
MSC5IQ9A
Retail
0.00
1,016,191
7,161
218
28-Feb-05
NY
6.12000%
1-Aug-14
MSC5IQ9C
Other
4.81
996,078
5,646
219
28-Feb-05
NY
6.01000%
1-Oct-14
MSC5IQ9C
Other
10.16
993,963
6,002
220
28-Feb-05
NY
5.73000%
1-Jul-14
MSC5IQ9C
Other
7.34
990,386
5,823
221
OH
6.02000%
1-Oct-19
MSC5IQ9A
Office
0.00
986,881
7,176
222
28-Feb-05
NY
5.99000%
1-May-14
MSC5IQ9C
Other
5.97
988,750
5,989
223
OH
6.38000%
1-Aug-14
MSC5IQ9A
Retail
0.00
983,140
7,385
224
MN
6.12500%
1-Sep-19
MSC5IQ9B
Multifamily
0.00
975,818
8,506
225
28-Feb-05
NY
5.91000%
1-Jun-14
MSC5IQ9C
Other
13.20
964,985
5,332
A
226
GA
5.90000%
1-Aug-19
MSC5IQ9A
Retail
0.00
923,185
7,965
227
UT
6.45000%
1-Aug-24
MSC5IQ9A
Office
0.00
884,950
6,684
228
28-Feb-05
NY
5.86000%
1-Oct-14
MSC5IQ9C
Other
5.35
834,796
5,005
229
13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
ABN AMRO Acct: 722380.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
28-Feb-05
NY
6.08000%
1-Sep-14
MSC5IQ9C
Other
13.35
800,000
4,188
230
28-Feb-05
NY
5.68000%
1-Nov-14
MSC5IQ9C
Other
24.65
797,790
4,225
231
28-Feb-05
NY
5.45000%
1-Dec-14
MSC5IQ9D
Other
6.08
698,359
3,587
A
232
CO
5.73000%
10-Nov-14
MSC5IQ9A
Retail
0.00
694,686
4,395
233
IA
5.77000%
1-Oct-14
MSC5IQ9A
Retail
0.00
669,285
7,691
234
28-Feb-05
NY
6.03000%
1-Nov-24
MSC5IQ9C
Other
2.73
642,871
4,700
235
28-Feb-05
NY
6.39000%
1-Jul-19
MSC5IQ9C
Other
4.96
597,510
3,466
236
NY
5.70000%
1-Jul-19
MSC5IQ9A
Industrial
0.00
532,204
4,553
237
28-Feb-05
NY
6.22000%
1-Sep-14
MSC5IQ9C
Other
30.33
448,451
2,573
238
28-Feb-05
NY
6.11000%
1-Oct-14
MSC5IQ9C
Other
46.75
422,488
2,602
239
28-Feb-05
NY
6.14000%
1-Nov-14
MSC5IQ9C
Other
8.12
249,357
1,415
240
28-Feb-05
NY
6.28000%
1-Dec-14
MSC5IQ9D
Other
12.95
174,325
1,091
241
1,529,317,553
8,729,133
0
13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 722380.1
Series 2005-IQ9
Commercial Mortgage Pass-Through Certificates
31-Mar-05
16-May-05
15-Mar-05
15-Apr-05
15-Apr-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
205
538,747,626
35.23
131
6.38
1.75
%
0 to
8,000,000
%
26
297,580,970
19.46
115
5.92
0.34
%
8,000,000 to 16,000,000
%
3
60,253,822
3.94
173
5.35
0.00
%
16,000,000 to 24,000,000
%
2
49,510,000
3.24
239
5.25
0.00
%
24,000,000 to 32,000,000
%
0
0
0.00
0
0.00
0.00
%
32,000,000 to 40,000,000
%
1
41,540,000
2.72
357
5.12
0.00
%
40,000,000 to 48,000,000
%
0
0
0.00
0
0.00
0.00
%
48,000,000 to 56,000,000
%
0
0
0.00
0
0.00
0.00
%
56,000,000 to 64,000,000
%
1
65,500,000
4.28
58
5.05
0.00
%
64,000,000 to 72,000,000
%
1
75,000,000
4.90
99
5.28
0.00
%
72,000,000 to 80,000,000
%
0
0
0.00
0
0.00
0.00
%
80,000,000 to 88,000,000
%
0
0
0.00
0
0.00
0.00
%
88,000,000 to 96,000,000
%
0
0
0.00
0
0.00
0.00
%
96,000,000 to 104,000,000
%
0
0
0.00
0
0.00
0.00
%
104,000,000 to 112,000,000
%
0
0
0.00
0
0.00
0.00
%
112,000,000 to 120,000,000
%
1
120,435,136
7.88
80
5.03
0.00
%
120,000,000 to 128,000,000
%
1
134,500,000
8.79
116
5.75
0.00
%
128,000,000 to 136,000,000
%
0
0
0.00
0
0.00
0.00
%
136,000,000 to 144,000,000
%
1
146,250,000
9.56
114
5.75
0.00
%
144,000,000 to 152,000,000
%
0
0
0.00
0
0.00
0.00
%
152,000,000 &
Above
%
146,250,000
174,325
1,529,317,553
242
100.00
%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
6,319,494
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
0.000%
%
to
0.750%
0
0
0.00
0
0.00
0.00
%
0.751%
%
to
1.500%
0
0
0.00
0
0.00
0.00
%
1.501%
%
to
2.250%
0
0
0.00
0
0.00
0.00
%
2.251%
%
to
3.000%
0
0
0.00
0
0.00
0.00
%
3.001%
%
to
3.750%
0
0
0.00
0
0.00
0.00
%
3.751%
%
to
4.500%
15
330,088,389
21.58
130
5.04
0.26
%
4.501%
%
to
5.250%
123
881,168,329
57.62
121
5.63
0.82
%
5.251%
%
to
6.000%
57
131,747,925
8.61
142
6.27
1.76
%
6.001%
%
to
6.750%
11
67,486,438
4.41
143
7.35
0.12
%
6.751%
%
to
7.500%
16
49,838,512
3.26
145
7.99
0.00
%
7.501%
%
to
8.250%
17
60,577,883
3.96
136
8.56
0.00
%
8.251%
%
to
9.000%
3
8,410,076
0.55
138
9.26
0.00
%
9.001%
%
to
9.750%
0
0
0.00
0
0.00
0.00
%
9.751%
%
to 10.500%
0
0
0.00
0
0.00
0.00
%
10.501%
%
&
Above
242
1,529,317,553
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00
%
4.550%
9.390%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
to
0
60
4
5,431,748
0.36
112
5.75
0.48
%
%
to
61
120
18
32,902,758
2.15
173
5.82
0.31
%
%
to
121
180
16
29,666,607
1.94
233
6.08
1.23
%
%
to
181
240
1
2,181,772
0.14
294
6.37
0.00
%
%
&
241
Above
294
107
39
70,182,885
Minimum Remaining Term
Maximum Remaining Term
4.59
%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0
to
12
0
0
0.00
0
0.00
0.00
%
%
13
to
24
0
0
0.00
0
0.00
0.00
%
%
25
to
36
6
110,101,341
7.20
58
5.00
0.00
%
%
37
to
60
147
1,078,643,437
70.53
107
5.69
0.85
%
%
61
to
120
44
164,448,638
10.75
152
7.54
0.48
%
%
121
to
180
3
15,843,688
1.04
190
8.17
0.00
%
%
181
to
240
3
90,097,564
5.89
347
5.23
0.00
%
%
241
& Above
357
56
203
1,459,134,668
Minimum Remaining Term
Maximum Remaining Term
%
95.41

Morgan Stanley Capital I Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 722380.1
Series 2005-IQ9
Commercial Mortgage Pass-Through Certificates
31-Mar-05
16-May-05
15-Mar-05
15-Apr-05
15-Apr-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
7
20,541,340
1.34
119
6.27
1.64
%
%
0.010 2.000
39
117,745,522
7.70
126
5.88
3.77
%
%
2.001 5.990
12
24,415,141
1.60
114
5.71
7.27
%
%
5.991 8.990
3
4,370,699
0.29
114
5.58
10.44
%
%
8.991 11.990
5
6,439,310
0.42
114
5.64
13.44
%
%
11.991 14.990
2
6,482,350
0.42
153
5.41
17.71
%
%
14.991 17.990
1
2,500,000
0.16
116
5.95
20.44
%
%
17.991 20.990
1
1,800,000
0.12
116
6.32
21.77
%
%
20.991 23.990
1
797,790
0.05
115
5.68
24.65
%
%
23.991 26.990
0
0
0.00
0
0.00
0.00
%
%
26.991 29.990
1
448,451
0.03
113
6.22
30.33
%
%
29.991 32.990
0
0
0.00
0
0.00
0.00
%
%
32.991 35.990
0
0
0.00
0
0.00
0.00
%
%
35.991 38.990
0
0
0.00
0
0.00
0.00
%
%
38.991 41.990
1
422,488
0.03
114
6.11
46.75
%
%
41.991 & Above
169
1,343,354,463
87.84
128
5.84
0.00
%
%
Unknown
46.750
1.460
242
1,529,317,553
100.00
%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
155
1,060,173,047
69.32
132
6.00
0.03
%
%
0.010 2.000
54
307,858,219
20.13
100
5.47
1.53
%
%
2.001 5.990
11
19,915,141
1.30
114
5.68
7.51
%
%
5.991 8.990
3
4,370,699
0.29
114
5.58
10.44
%
%
8.991 11.990
5
6,439,310
0.42
114
5.64
13.44
%
%
11.991 14.990
2
6,482,350
0.42
153
5.41
17.71
%
%
14.991 17.990
1
2,500,000
0.16
116
5.95
20.44
%
%
17.991 20.990
1
1,800,000
0.12
116
6.32
21.77
%
%
20.991 23.990
1
797,790
0.05
115
5.68
24.65
%
%
23.991 26.990
0
0
0.00
0
0.00
0.00
%
%
26.991 29.990
1
448,451
0.03
113
6.22
30.33
%
%
29.991 32.990
0
0
0.00
0
0.00
0.00
%
%
32.991 35.990
0
0
0.00
0
0.00
0.00
%
%
35.991 38.990
0
0
0.00
0
0.00
0.00
%
%
38.991 41.990
1
422,488
0.03
114
6.11
46.75
%
%
41.991 & Above
7
118,110,059
7.72
166
5.53
0.00
%
%
Unknown
46.750
1.100
242
1,529,317,553 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
New York
70
453,979,621
29.69
105
5.53
1.99
%
%
California
22
203,821,396
13.33
194
5.58
0.00
%
%
Texas
21
202,591,993
13.25
98
5.64
0.00
%
%
Multiple States
1
134,500,000
8.79
116
5.75
0.00
%
%
Florida
15
80,318,431
5.25
140
6.57
0.00
%
%
Arizona
7
51,770,734
3.39
203
5.57
0.00
%
%
Georgia
10
46,529,849
3.04
136
5.94
0.71
%
%
Maryland
6
31,751,469
2.08
107
5.62
0.18
%
%
Virginia
9
30,188,560
1.97
126
6.70
0.17
%
%
Massachusetts
1
24,050,000
1.57
114
5.40
0.00
%
%
Pennsylvania
4
21,245,632
1.39
112
5.66
0.00
%
%
Ohio
7
19,265,882
1.26
104
6.76
0.51
%
%
New Jersey
6
18,431,069
1.21
118
6.16
0.12
%
%
Utah
8
17,259,809
1.13
164
7.43
0.00
%
%
District of Columbia
2
16,349,216
1.07
117
5.46
0.40
%
%
Illinois
2
15,967,598
1.04
137
6.07
3.30
%
%
North Carolina
5
15,026,334
0.98
127
7.48
0.00
%
%
Nevada
3
14,824,936
0.97
127
5.69
0.00
%
%
Wisconsin
3
14,786,378
0.97
111
6.15
0.00
%
%
Michigan
4
13,804,828
0.90
151
7.32
0.86
%
%
South Carolina
3
13,584,360
0.89
127
6.48
0.00
%
%
Kentucky
1
12,935,879
0.85
81
5.17
0.00
%
%
Minnesota
5
12,130,404
0.79
138
5.97
0.00
%
%
Tennessee
2
7,330,415
0.48
139
7.70
0.00
%
%
Washington
2
7,211,731
0.47
144
7.56
0.00
%
%
New Mexico
3
6,189,584
0.40
142
7.33
0.00
%
%
Mississippi
2
5,427,339
0.35
115
8.47
0.00
%
%
Alaska
1
5,361,836
0.35
107
6.85
1.47
%
%
Alabama
2
5,161,530
0.34
112
6.12
1.04
%
%
West Virginia
2
5,099,348
0.33
136
9.39
0.00
%
%
Oklahoma
2
4,351,535
0.28
224
7.20
0.00
%
%
New Hampshire
1
3,310,728
0.22
141
9.07
0.00
%
%
Indiana
2
2,734,164
0.18
116
5.98
0.00
%
%
Kansas
1
2,333,187
0.15
119
8.98
0.00
%
%
Colorado
2
2,259,122
0.15
114
5.93
0.00
%
%
Montana
1
2,215,909
0.14
144
8.15
0.00
%
%
Iowa
2
2,036,414
0.13
115
7.47
0.00
%
%
Connecticut
1
1,988,964
0.13
115
5.36
0.00
%
%
North Dakota
1
1,191,370
0.08
178
5.50
0.00
%
%
100.00
1,529,317,553
242
%

Morgan Stanley Capital I Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 722380.1
Series 2005-IQ9
Commercial Mortgage Pass-Through Certificates
31-Mar-05
16-May-05
15-Mar-05
15-Apr-05
15-Apr-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Office
38
531,991,239
34.79
145
5.47
0.01
%
%
Retail
39
391,210,207
25.58
108
5.45
0.04
%
%
Multifamily
62
290,446,380
18.99
129
7.12
0.00
%
%
Other
67
167,981,766
10.98
123
5.84
6.05
%
%
Industrial
25
87,766,179
5.74
125
5.76
0.09
%
%
Lodging
4
30,327,316
1.98
106
5.71
0.00
%
%
Health care
1
14,707,427
0.96
78
5.56
0.00
%
%
Self storage
4
10,369,380
0.68
136
5.85
0.00
%
%
Undefined
1
2,565,484
0.17
172
5.90
0.00
%
%
Mixed use
1
1,952,175
0.13
173
6.26
0.00
%
%
1,529,317,553
242
100.00
%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
AmortizingBalloon
174
780,157,071
51.01
115
6.17
0.86
%
%
ARD
1
23,097,564
1.51
319
5.58
0.00
%
%
Full Amortizing
40
72,237,618
4.72
197
5.93
0.68
%
%
IO Maturity Balloon
17
448,455,300
29.32
137
5.39
0.73
%
%
IO/Amortizing/Balloon
10
205,370,000
13.43
109
5.61
0.00
%
%
1,529,317,553
242
100.00
%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
189
1,327,401,955
86.80
125
0.78
%
%
5.54
0
to
12
8
25,143,388
1.64
155
0.31
%
%
6.98
13
to
24
9
51,590,462
3.37
153
0.00
%
%
7.76
25
to
36
9
27,608,885
1.81
148
0.00
%
%
8.10
37
to
48
1
11,563,281
0.76
159
0.00
%
%
7.50
49
to
60
8
26,642,188
1.74
144
0.00
%
%
7.83
61
to
72
8
26,963,522
1.76
133
0.00
%
%
8.11
73
to
84
2
8,059,759
0.53
90
0.00
%
%
8.62
85
to
96
7
20,591,656
1.35
102
0.00
%
%
8.58
97
to
108
1
3,752,458
0.25
189
0.00
%
%
8.45
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
242
1,529,317,553
100.00
%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2005
0
0
0.00
0
0.00
0.00
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
0
0
0.00
0
0.00
0.00
%
%
2008
1
10,000,000
0.65
56
5.25
0.00
%
%
2009
5
100,101,341
6.55
58
4.98
0.00
%
%
2010
9
170,069,142
11.12
80
5.29
0.00
%
%
2011
5
30,212,242
1.98
84
5.74
0.00
%
%
2012
2
79,640,684
5.21
99
5.47
0.00
%
%
2013
115
683,801,771
44.71
114
5.80
1.32
%
%
2014
20
120,351,347
7.87
117
5.75
0.16
%
%
2015
85
335,141,026
21.91
217
6.64
0.37
%
%
2016 & Greater
100.00
1,529,317,553
242
%

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
ABN AMRO Acct: 722380.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
Not Avail
Not Avail Not Avail
13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
ABN AMRO Acct: 722380.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
ABN AMRO Acct: 722380.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
ABN AMRO Acct: 722380.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-05
15-Apr-05
15-Mar-05
16-May-05
31-Mar-05
Commercial Mortgage Pass-Through Certificates
Series 2005-IQ9
ABN AMRO Acct: 722380.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

13-Apr-2005 - 09:49 (T969-U013) (c) 2005 LaSalle Bank N.A.